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                                                                EXECUTION COPY

                                    REVOLVING NOTE

$35,000,000                                                     July 31, 1998
                                                            Chicago, Illinois

          FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of First Source Financial LLP ("LENDER") in lawful money of the United States of America and in immediately available funds at the principal office of LaSalle National Bank in Chicago, Illinois or such other place as the holder of this Note may from time to time designate the principal amount of THIRTY FIVE MILLION Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made to the undersigned pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

     This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement, dated as of July 31, 1998 (as amended, modified or supplemented from time to time herein called the "SECURED CREDIT AGREEMENT"), among Platinum Entertainment, Inc., a Delaware corporation, the undersigned, certain financial institutions (the undersigned and such financial institutions being referred to herein collectively as the "LENDERS") and First Source Financial LLP, as agent for the Lenders, to which reference is hereby made for a statement of the terms and provisions under which this Note and the Revolving Loans evidenced hereby were made and are to be repaid, including provisions as to when it may be paid prior to its due date or its due date accelerated. Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement to the extent defined therein.

     If a payment hereunder becomes due and payable hereunder other than on a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given in accordance with the Secured Credit Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Loan Agreement.



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     This Note is secured pursuant to the Collateral Documents, and is entitled to the benefits thereof and reference is made thereto for a statement of terms and provisions under which this Note is secured.

     In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      Whenever in this Note reference is made to Lender or the undersigned, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns; provided the undersigned shall have no right to delegate any of its duties hereunder.

     The undersigned, and all endorsers and other persons obligated hereon, hereby waive presentment, demand, protest, notice of demand, notice of protest and notice of nonpayment and agree to pay all costs of collection, including reasonable attorneys' fees and expenses.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                   PLATINUM ENTERTAINMENT, INC.



                                   By:  /s/ Douglas Laux
                                       ---------------------------------
                                   Name Printed:  Douglas Laux
                                                ----------------------------
                                   Its:  Chief Financial Officer
                                       ---------------------------------


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       Schedule Attached to Revolving Note dated as of July 31, 1998 of
                  _________________ and _________________



                Amount of        Amount of        Unpaid
                  Loan             Loan          Principal      Notation
    Date        Advance          Repayment        Balance       Made By
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